EXHIBIT 32.1

             CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-QSB of Magnum d'Or Resources, Inc. (the "Company") for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer, President, Treasurer, and principal financial officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Magnum d'Or Resources, Inc.

Date: August 18, 2005
                                        --------------------------------------
                                        Reno Calabrigo, Chief Executive Officer,
                                        President, Treasurer, and Principal
                                        Financial Officer